Exhibit 32.2

Certification

Pursuant to 18 U.S.C. Section 1350

As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of DJO Finance LLC (the “Company”) on Form 10-K for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission on February 21, 2012 (the “Report”), I, Vickie L. Capps, Executive Vice President, Chief Financial Officer , Treasurer , and Manager of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 21, 2012

/s/ Vickie L. Capps
Vickie L. Capps
Executive Vice President, Chief Financial Officer, Treasurer and Manager